UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 9, 2010
(Date of earliest event reported)
RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor 1550 Coraopolis Heights Road Pittsburgh, Pennsylvania	15108-2973

(Address of Principal Executive Offices)	(Zip Code)
(412) 893-0026
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On April 9, 2010, RTI International Metals, Inc. (NYSE: RTI) (“RTI” or the “Company”) announced that effective May 17, 2010, James L. McCarley, age 46, will assume the office of Executive Vice President — Operations. Mr. McCarley was employed at Wyman Gordon (a division of Precision Castparts Corp.), a global manufacturer of complex metal components, in various management roles from 1987 to 2009, including serving as Division President of Wyman Gordon-West since 2008. He has served as CEO of General Vortex Energy Inc., a private developer of engine and combustion technologies, since 2009. None of these companies are affiliated with RTI.
     There is no family relationship between Mr. McCarley and any other director or executive officer of the Company, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. McCarley that are required to be disclosed by Item 404(a) of Regulation S-K.
     In connection with his appointment, Mr. McCarley and the Company expect to enter into an employment agreement on terms identical to those letter agreements previously entered into between the Company and its other executive officers, the terms of which are detailed under the caption “Employment Agreements” in the Company’s current proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010. As with the Company’s other executive officers, Mr. McCarley will be subject to the Company’s Executive Non-Change in Control Severance Policy and its Executive Change in Control Severance Policy; provided, however, that Mr. McCarley will not be entitled to receive any “gross-up” payments under the Executive Change in Control Severance Policy for any excise tax imposed by Section 4999 of the Internal Revenue Code. Mr. McCarley will also become a party to the Indemnification Agreement currently in place between the Company and its directors and certain executive officers, which provides enhanced indemnification protection as it relates to his position with the Company.
     The Company issued a press release dated April 9, 2010, announcing the appointment of Mr. McCarley as Executive Vice President — Operations. The press release is set forth in its entirety and filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit
No.	Description

99.1	Press Release dated April 9, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.
Date: April 12, 2010	By:	/s/ Chad Whalen
		Name:	Chad Whalen
		Title:	Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 9, 2010